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                                                                    EXHIBIT 10.6

                       THIS BOND HAS NOT BEEN REGISTERED
                 UNDER THE SECURITIES ACT OF 1933, AS AMENDED,
                      AND MAY NOT BE SOLD, TRANSFERRED OR
               OTHERWISE DISPOSED OF WITHOUT REGISTRATION UNDER
                        SAID ACT OR EXEMPTION THEREFROM

                    THIS BOND MAY NOT BE SOLD, TRANSFERRED
              OR OTHERWISE DISPOSED OF EXCEPT TO AN INSTITUTIONAL
                  INVESTOR OR TO SUCH OTHER PERSON AS MAY BE
                  PERMITTED UPON THE TERMS AND CONDITIONS SET
                        FORTH IN THE MORTGAGE AGREEMENT
                           REFERRED TO IN THIS BOND

                            ERIE COUNTY INDUSTRIAL
                              DEVELOPMENT AGENCY
                      INDUSTRIAL DEVELOPMENT REVENUE BOND
                       (1994 MIDWAY-CTS BUFFALO PROJECT)


No. R-1                                                            $2,600,000.00


     The Erie County Industrial Development Agency, a corporate governmental agency constituting a body corporate and politic and a public benefit corporation of the State of New York, duly organized and existing under the laws of the State of New York (the "Agency"), for value received, hereby promises to pay as hereinafter provided to Key Bank of New York (the "Bondholder") or registered assigns, solely from the lease rentals derived from or in connection with the Facility hereinafter referred to as provided in the Mortgage Agreement (the "Mortgage Agreement") dated as of December 1, 1994 between the Agency and the Bondholder the principal amount of TWO MILLION SIX HUNDRED THOUSAND AND 00/100 DOLLARS ($2,600,000.00) (or so much thereof as shall have been advanced under this Bond pursuant to the terms of the Building Loan Contract (the "Building Loan Contract") dated as of December 1, 1994 between the Bondholder and Midway-CTS Buffalo, Ltd. (the "Lessee") and the Mortgage Agreement) (the "Bond Principal Amount"), with interest on the unpaid portion of the Bond Principal Amount from the date of this Bond until the Bond Principal Amount is paid in full, in the manner following:
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A.   Interest.
     --------

     1. Interest on the unpaid principal balance of this Bond shall be due and payable on January 1, 1995 and on the first day of each month thereafter until the entire principal balance of this Bond is paid in full.

     2. From and including the Issue Date to and until the earlier of completion of the Facility or October 1, 1995 (the "Conversion Date") interest, calculated on the basis of a 360 day year for the actual number of days elapsed, shall accrue until receipt of payment by the Bondholder, on the unpaid principal amount of the Bond at the rate of interest designated and announced by the Bondholder from time to time as its Base Rate and used internally by the Bondholder to calculate the interest payable to it under notes or other agreements providing for interest based on its Base Rate (the "Base Rate") plus one percent (1%). The Base Rate is not necessarily the lowest rate granted by the Bondholder who may extend credit at interest rates both above and below the Base Rate. Each change in the Base Rate shall effect a simultaneous and corresponding change in the rate of interest.

     3. Commencing on the Conversion Date and for five years thereafter, interest, calculated on the basis of a 360-day year consisting of twelve (12) thirty (30) days months, shall accrue on the outstanding principal amount of this Bond at a fixed rate equal to 300 basis points over the average weekly yield on United States Treasury obligations adjusted to a constant maturity of five years as published by Federal Reserve Board in Statistical Release H.15 (519) (the "Five Year Treasury Rate") as the "week ending" rate for the week nearest preceding the Conversion Date, rounded up to the next highest one quarter of one percent (.25%). If for any reason the Federal Reserve should cease publication of the preceding rate, the interest payable shall be determined by reference to the most nearly equivalent published rate as determined by the Bondholder.

     4. Commencing on the five year anniversary of the Conversion Date (the "interest Adjustment Date") and for five years thereafter, interest shall accrue on the outstanding principal amount of this Bond at a fixed rate equal to 300 basis points over the Five Year Treasury Rate as the "week ending" rate of the week nearest preceding the Interest Adjustment Date rounded up to the next highest one quarter of one percent (.25%). If for any reason the Federal Reserve should cease publication of the preceding rate, the interest payable shall be determined by reference to the most nearly equivalent published rate as determined by the Bondholder.

     5. At no time shall the rate of interest payable hereunder exceed the maximum rate permitted by applicable law.

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     6.   After maturity, whether by acceleration or otherwise, interest shall continue to accrue and be payable as provided above until payment in full of the unpaid principal balance of the Bond.


B.   Principal
     ---------

     1. Commencing on the first day of the first month following the Conversion Date and continuing on the first day of each successive month thereafter for one hundred twenty (120) months, the principal on the Bond shall be repaid in monthly installments of principal and interest each in an amount sufficient to amortize the principal balance then outstanding over a twenty (20) year term at the interest rate then in effect.

     2. The Bondholder will adjust the payment schedule on the first day of the first month following the Interest Adjustment Date to an amount which would amortize the principal balance then outstanding over the residue of the twenty (20) year amortization term at the interest rate then in effect.

     3. On the first day of the one hundred twentieth (120th) month following the month in which the Conversion Date shall occur, there shall be one final installment of the entire outstanding principal balance together with accrued interest and all other sums payable hereunder.

     Each installment payment of principal and interest shall be applied first to accrued interest and the balance to principal.

     Anything herein or in said Indenture to the contrary notwithstanding, the obligations of the Agency hereunder and under said Indenture shall be subject to the limitation that payments of interest or other amounts hereon shall not be required to the extent that receipt of any such payment by a holder of this Bond would be contrary to the provisions of law applicable to such holder of this Bond which would limit the maximum rate of interest which may be charged or collected by such holder of this Bond.

     If any payment of any sum due hereunder shall not be received by Bondholder on or before the due date thereof, the Agency shall pay to the Bondholder on demand a late payment charge in an amount equal to five percent (5%) of the overdue payment. For purposes of this paragraph, a payment will be overdue after 12:00 Noon on the day such payment is due.

     The Agency hereby makes, constitutes and appoints the Lessee as its true and lawful attorney-in-fact to (i) receive disbursements under the Building Loan Contract, (ii) select all interest rate options under this Bond, (iii) exercise any option to redeem this Bond in whole or in part

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according to the terms hereof, and (iv) make, execute and deliver all instruments necessary or helpful to accomplish any of the foregoing powers. It is acknowledged that the Lessee has an interest in the subject matter of the foregoing powers and it is agreed that the Lessee is hereby irrevocably vested with the powers granted herein and the Agency does hereby forever renounce all right to revoke this power of attorney or any of the powers conferred upon the Lessee hereby or to appoint any other person to execute any of the said powers, and the Agency also renounces all right on its own part to perform any of the acts personally which the Lessee is authorized herein to perform.

     Anything herein or in the Mortgage Agreement to the contrary notwithstanding, the obligations of the Agency hereunder and under the Mortgage Agreement shall be subject to the limitation that payments of interest or other amounts hereon shall not be required to the extent that receipt of any such payment by a holder of this Bond would be contrary to the provisions of law applicable to such holder of this Bond which would limit the maximum rate of interest which may be charged or collected by such holder of this Bond.

     The principal of, redemption premium, if any, and interest on this Bond are payable in any coin or currency of the United States of America which, at the respective times of payment, is legal tender for the payment of public and private debts, at the principal office of the holder of this Bond or at such other address as may be specified by the holder in writing to the Agency and the Lessee. If any payment of principal, redemption premium, if any, or interest required to be made on this Bond becomes due and payable on a day which is not a Business Day (as defined in the Mortgage Agreement), then such payment shall be made on the next succeeding Business Day, with the same force and effect as if made on the interest payment date, the date of maturity or the date fixed for redemption, except that interest shall continue to accrue on the unpaid principal.

     This Bond constitutes the entire issue of bonds designated as the "Erie County Industrial Development Agency, Industrial Development Revenue Bond (1994 Midway-CTS Buffalo Project) (hereinafter called the "Bond") issued in the aggregate principal amount of $2,600,000.00 as a single, fully registered bond in the denomination of $2,600,000.00 under and pursuant to and in full compliance with the Constitution and laws of the State of New York, particularly the New York State Industrial Development Agency Act (constituting Title 1 of
Article 18-A of the General Municipal Law, Chapter 24 of the Consolidated Laws of New York), as amended, and Chapter 293 of the 1970 Laws of New York, as amended (collectively, the "Act") and under and pursuant to a resolution adopted by members of the Agency on October 12, 1994 authorizing the issuance of this Bond, and under and pursuant to the Mortgage Agreement made and entered into by and between the Agency and the Bondholder, for the purpose of financing the cost of the acquisition, construction and installation of a 69,265 +/-square foot manufacturing facility to be located on a 4.74 +/- acre parcel at 175 James E. Casey Drive in the New Buffalo Industrial Park, Buffalo, New York (the "Facility") under and pursuant to a Lease Agreement dated as of December 1, 1994 (hereinafter together with any amendments thereof and any subsequent lease of the Facility called the "Lease Agreement") for sublease to Coyne International Enterprises Corp. (the "Sublessee") (hereinafter together with any amendments thereof and any subsequent sublease of the Facility called the "Sublease Agreement"). The Lease Agreement requires the payment of rentals sufficient to provide

                                       4
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for the payment of the principal of, including any applicable redemption premiums, and interest on this Bond as the same become due. Copies of the Mortgage Agreement, the Lease Agreement, the Sublease Agreement and each other Security Document (as such term is defined in the Mortgage Agreement) are on file at the office of the Agency in Buffalo, New York and reference is made to the Mortgage Agreement, the Lease Agreement, the Sublease Agreement and each other Security Document for the provisions relating, among other things, to the terms and security of this Bond, the charging and collection of rentals for the Facility, the custody and application of the proceeds of this Bond, the rights and remedies of the Bondholder, and the rights, duties and obligations of the Agency, the Lessee, and the Bondholder.

     This Bond is a special obligation of the Agency, payable as to principal, redemption premium, if any, and interest solely from and secured by a pledge of certain of the lease rentals derived from or in connection with the Facility, including monies received under the Lease Agreement which are required to be set apart and transferred to certain special funds, or to the "Erie County Industrial Development Agency (1994 Midway-CTS Buffalo Project) Renewal Fund" (subject to disbursements from said special funds or Renewal Fund in accordance with the provisions of the Lease Agreement and the Mortgage Agreement) established under the Lease Agreement and the Mortgage Agreement. The payment of the principal of, redemption premium, if any, and the interest on this Bond has been guaranteed by: (a) the Lessee pursuant to a Lessee Guaranty; and (b) jointly and severally by J. Stanley Coyne and Thomas M. Coyne (collectively the "Individual Guarantors") pursuant to an Individual Guaranty dated as of December 1, 1994. This Bond is further secured by a pledge and assignment of substantially all of the Agency's right, title and interest in and to the Lease Agreement other than the Agency's Reserved Rights, by the lien on and security interest in the Facility of the Mortgage Agreement and by an assignment of certain subleases with respect to the Facility pursuant to a Collateral Lease Assignment dated as of December 1, 1994 to the Bondholder. This Bond shall never constitute a debt of the State of New York nor of the County of Erie and neither the State of New York nor the County of Erie shall be liable thereon, nor shall this Bond be payable out of any funds of the Agency other than those pledged therefor.

     In certain events, on the conditions, in the manner and with the effect set forth in the Mortgage Agreement, the principal of this Bond may be declared and may become due and payable (or may become due and payable without declaration) before the stated maturities thereof, together with accrued interest thereon.

     Modifications or alterations of the Mortgage Agreement, or of any mortgage supplemental thereto, may be made only to the extent and in the circumstances permitted by the Mortgage Agreement.

     This Bond is transferrable, as provided in the Mortgage Agreement, only upon the registrations books of the Agency kept for such purpose in the office of the Agency as Bond Registrar, upon presentation hereof at such office by the registered owner or his duly authorized attorney in fact accompanied with a written instrument of transfer in the form appearing on this Bond and duly executed by the registered owner or his duly authorized attorney in fact and the notation

                                       5
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of such registration endorsed hereon and on such registration books by the
Agency as Bond Registrar. The Agency may deem and treat the person in whose name this Bond is registered as the absolute owner hereof for the purpose of receiving payment of, or on account of, the principal of, redemption premium, if any, and the interest on this Bond, and for all other purposes.

     This Bond is issuable in the form of a single, fully registered bond in the denomination of $2,600,000.000 and may not be exchanged for multiple bonds.

     In all cases in which the privilege of transferring this Bond is exercised, the Agency may make a charge sufficient to reimburse it for any expenses and any tax, fee or other governmental charge required to be paid by the Agency in connection therewith, which expenses and charge or charges shall be paid by the person requesting such transfer.

     This Bond and any interest herein may be transferred only (i) to an Institutional Investor (as defined in the Mortgage Agreement) provided that the Bondholder shall have executed a written assignment of all of its right, title and interest in and to the Mortgage Agreement to the transferee of this Bond, and such transferee shall have executed and delivered to the Agency a Receipt and Affirmation of Bond Purchaser in form acceptable to the Agency and its counsel, or (ii) to a person not an Institutional Investor provided that prior to such transfer the Agency shall have entered into an indenture of mortgage and trust with a corporate trustee reasonably acceptable to the Agency and the proposed new bondholder, the Bondholder shall have executed a written assignment of all of its right, title and interest in and to the Mortgage Agreement to such corporate trustee, and the transferee shall have executed and delivered to the Agency a Receipt and Affirmation of Bond Purchaser in form acceptable to the Agency and its counsel. In either case, the Agency may require as a condition to such transfer, that this Bond be registered under the Securities Act of 1933, as amended, or the securities laws of any state, or that the indenture of mortgage and trust be qualified under the Trust Indenture Act of 1939, as amended, or that the Agency receive an Opinion of Counsel to the effect that no such registration or qualification is required. The Agency shall not be required to register any transfer of this Bond without compliance with the provisions of this paragraph.

     This Bond is subject to redemption prior to maturity, at the option of the Agency, at the request of the Lessee, which option shall be exercised from payments being made by the Lessee pursuant to the Lease Agreement, upon not less than thirty (30) days prior written notice, as a whole or in part, at any time, upon notice or waiver of notice as provided in the Mortgage Agreement, at the Redemption Prices (expressed as percentages of the amount prepaid) set forth below (collectively, the "Redemption Price"), in each case together with interest accrued thereon to the date of redemption:

     Redemption Occurring During             Redemption Price
     ---------------------------             ----------------
     Year 1 or Year 6                              105%
     Year 2 or Year 7                              104%
     Year 3 or Year 8                              103%

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

     Year 4 or Year 9                              102%
     Year 5 or Year 10                             101%

     As used herein, the term "Year" shall mean a period of 365 (or 366, if applicable) days commencing on the Conversion Date.

     Notwithstanding the above, the Bond may be redeemed in whole or in part without penalty at any time prior to the Conversion Date; during the last sixty
(60) days prior to maturity or prior to any Adjustment Date; or during any period of time when Bondholder is obligated to make advances under the Building Loan Contract.

     This Bond is subject to mandatory redemption prior to maturity, to the extent of (i) excess proceeds of this Bond remaining after the completion of the Facility, (ii) excess proceeds of title insurance, property insurance or condemnation awards remaining after the application thereof toward the restoration of the Facility in accordance with the terms of the Lease Agreement, or (iii) certain amounts so required to be applied pursuant to the Mortgage Agreement, as a whole or in part on any interest payment date, upon notice of waiver of notice as provided in the Mortgage Agreement, at the Redemption Price of one hundred percent (100%) of the unpaid principal amount of this Bond to be redeemed, together with interest accrued thereon to the date of redemption.

     If this Bond is redeemed in part, the principal amount of the Redemption Price to be redeemed shall be applied to the installments of principal due hereon in inverse order of their due dates in the manner provided in the Mortgage Agreement.

     In the event the maturity date of this Bond is accelerated following an Event of Default, any tender of payment of the amount necessary to satisfy the entire indebtedness made after such default shall be expressly deemed an evasion of the prepayment premium and shall be deemed a voluntary prepayment. In such a case, to the extent permitted by law, the Bondholder shall be entitled to the amount necessary to satisfy the entire indebtedness plus the applicable prepayment premium that would have been payable if the prepayment were made voluntarily.

     Notice of redemption of this Bond or any portion thereof shall be given by certified or registered mail, postage prepaid, not less than thirty (30) business days prior to the redemption date, to the Bondholder at the address of the Bondholder as the same shall appear on the registration books of the Agency kept for that purpose at the principal office of the Agency as Bond Registrar, all in the manner and upon the terms and conditions set forth in the Mortgage Agreement; provided, however, that any defect in such notice shall not affect the validity of any proceeding for the redemption of this Bond with respect to which proper mailing was effected. Notice of redemption need not be given if such registered owner waives notice thereof in writing. If notice of redemption shall have been given, or such waiver filed as aforesaid, the principal amount to be redeemed shall become due and payable on the redemption date. This Bond or principal portion thereof so called for redemption will cease to bear interest after the redemption date, provided that notice has been given or waived as provided herein and in the Mortgage Agreement, and further provided that funds

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

sufficient for redemption are paid to the Bondholder on the redemption date.

     It is hereby certified, recited and declared that all conditions, acts and things required by law and the Mortgage Agreement to exist, to have happened and to have been performed precedent to and in the issuance of this Bond, exist, have happened and have been performed, and that the issuance of this Bond and the issue of which it forms a part are within every debt and other limit prescribed by the laws of the State of New York.

     Neither the members, directors, officers or agents of the Agency nor any person executing this Bond shall be liable personally or be subject to any personal liability or accountability by reason of the issuance hereof.

     Unless the context requires otherwise, all terms used in this Bond that are defined in the Mortgage Agreement shall have the meanings set forth therein.

     IN WITNESS WHEREOF, the Erie County Industrial Development Agency has caused this Bond to be executed in its name by the manual signature of its Treasurer or Assistant Treasurer and its corporate seal to be affixed, impressed, imprinted or otherwise reproduced hereon, and attested by the manual or facsimile signature of its Secretary or Assistant Secretary, all as of December 1, 1994. The issue date of this Bond is December 14, 1994.


                                        ERIE COUNTY INDUSTRIAL
                                         DEVELOPMENT AGENCY


(SEAL)                                  By /s/ David W. Kerchoff
                                          -------------------------------
                                          David W. Kerchoff,
                                          Assistant Treasurer



ATTEST:




/s/ John C. Garas
________________________
John C. Garas,
Assistant Secretary

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                                  ASSIGNMENT
                                  ----------

     For value received, the undersigned hereby sells, assigns and transfers unto [PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS OF TRANSFEREE] the within Bond, and all rights thereunder, and hereby irrevocably constitutes and appoints ______________________________________________ Attorney to transfer the within
Bond on the books kept for registration thereof, with full power of substitution in the premises.

Dated:_____________________

NOTICE: The signature to this assignment must correspond with the name of the registered holder as it appears upon the face of the within Bond in every particular, without alteration or enlargement or any change whatever.


                                 REGISTRATION



        Date of                In Whose Name
     Registration                Registered               Bond Registrar
     ------------              -------------              --------------

_______________________    _______________________    _________________________
_______________________    _______________________    _________________________
_______________________    _______________________    _________________________
_______________________    _______________________    _________________________

                                   ADVANCES

                                                            Amount of Total
     Date of Advances               Advance                Advances to Date
     ----------------               -------                ----------------

_______________________    _______________________    _________________________
_______________________    _______________________    _________________________
_______________________    _______________________    _________________________
_______________________    _______________________    _________________________
_______________________    _______________________    _________________________
_______________________    _______________________    _________________________
_______________________    _______________________    _________________________
_______________________    _______________________    _________________________
_______________________    _______________________    _________________________
_______________________    _______________________    _________________________

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